UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2024

EVE HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39704	85-2549808
(Commission File Number)	(IRS Employer Identification No.)

1400 General Aviation Drive, Melbourne, Florida	32935
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 751-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As reported by Eve Holding, Inc. (the “Company”) in its Current Report on Form 8-K dated July 31, 2023, effective as of September 1, 2023, Gerard J. DeMuro transitioned to the role of Executive Vice President of Corporate Development of the Company on a temporary basis.

On January 15, 2024, in connection Mr. DeMuro’s resignation from such transitional role, the Company entered into a separation agreement with Mr. DeMuro (the “Separation Agreement”). Mr. DeMuro’s last day of employment with the Company was January 2, 2024. Pursuant to the terms of his Separation Agreement, Mr. DeMuro will receive six months of benefits continuation in exchange for a customary release of claims against the Company and complying with his obligations under the Separation Agreement.

Mr. DeMuro will continue to serve on the Board of Directors of the Company as reported by the Company in its Current Report on Form 8-K dated October 31, 2023.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed herewith as Exhibit 10.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of the Company, and actual events or results may differ materially from these forward-looking statements. All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” variations of such words, and similar words and phrases are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements concern, and these risks and uncertainties include, among others, the timing and success of our Chief Executive Officer and Board member transitions, their anticipated future responsibilities and contributions to the Company, and their compensation and employment arrangements. A more complete description of these and other material risks, uncertainties, assumptions and factors that could cause our future results to differ materially from those expressed by the forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, risks, uncertainties, assumptions and factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2022 and its Form 10-Q for the quarterly period ended September 30, 2023. Forward-looking statements are based on management’s current beliefs and judgment, and the reader is cautioned not to place undue reliance on any forward-looking statements made by the Company. The Company does not undertake any obligation to update (publicly or otherwise) any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Separation Agreement by and among Eve Holding, Inc. and Gerard DeMuro, dated January 15, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: January 15, 2024	By:	/s/ Johann Bordais
		Name:	Johann Bordais
		Title:	Chief Executive Officer